SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

Date of Report:  May 25, 2005
-----------------------------
(Date of earliest event reported)


                  Wachovia Commercial Mortgage Securities, Inc.
             (Exact name of registrant as specified in its charter)

      North Carolina              333-120922-03               56-1643598
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      (State or Other              (Commission             (I.R.S. Employer
      Jurisdiction of              File Number)           Identification No.)
      Incorporation)



     301 South College Street, Charlotte, North Carolina         28288-0166
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        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (704) 374-6161



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Item 8.01. Other Events.

            On May 19, 2005, a single series of mortgage pass-through certificates, entitled Wachovia Bank Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2005-C18 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling Agreement") attached hereto as Exhibit 4.1, and dated as of May 1, 2005, among Wachovia Commercial Mortgage Securities, Inc., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent. The Certificates consist of twenty-seven classes (each, a "Class") of Certificates, ten of which Classes are designated as the "Class A-1 Certificates", the "Class A-2 Certificates", the "Class A-3 Certificates", the "Class A-PB Certificates", the "Class A-4 Certificates", the "Class A-J-1 Certificates", the "Class A-J-2 Certificates", the "Class B Certificates", the "Class C Certificates" and the "Class D Certificates" (collectively, the "Offered Certificates"); and seventeen of which Classes are designated as the "Class A-1A Certificates", the "Class E Certificates", the "Class F Certificates", the "Class G Certificates", the "Class H Certificates", the "Class J Certificates", the "Class K Certificates", the "Class L Certificates", the "Class M Certificates", the "Class N Certificates", the " Class O Certificates", the "Class P Certificates", the "Class X-C Certificates", the "Class X-P Certificates", the "Class Z Certificates", the "Class R-I Certificates" and the "Class R-II Certificates" (collectively, the "Private Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund") consisting primarily of 72 commercial mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $1,405,371,542. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. All of the Mortgage Loans were acquired by the Registrant from Wachovia Bank, National Association ("Wachovia") pursuant to a Mortgage Loan Purchase Agreement attached hereto as Exhibit 99.1, dated as of May 1, 2005, between the Registrant and Wachovia. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to Wachovia was derived from the sale of the Certificates by the Registrant to Wachovia Capital Markets, LLC ("Wachovia Securities"), Countrywide Securities Corporation ("Countrywide Securities"), Credit Suisse First Boston LLC ("CSFB"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Greenwich Capital Markets, Inc. ("Greenwich") pursuant to an Underwriting Agreement attached hereto as Exhibit 1.1, dated May 4, 2005, among the Registrant, Wachovia, Wachovia Securities, Countrywide Securities, CSFB, Merrill Lynch and Greenwich (pertaining to the Offered Certificates), and a Certificate Purchase Agreement, dated May 4, 2005, among the Registrant, Wachovia and Wachovia Securities (pertaining to the Private Certificates). The Registrant is a wholly-owned limited purpose finance subsidiary of Wachovia. On May 19, 2005, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling Agreement. The consideration received by the Registrant in exchange for such transfer consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated May 4, 2005, and the Prospectus Supplement, dated May 4, 2005 as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements - Not Applicable.

(b) Pro Forma Financial Information - Not Applicable.

(c) Exhibits.

Item 601(a) of
Regulation S-K
Exhibit No.          Description
-----------          -----------

(1.1) Underwriting Agreement, dated May 4, 2005, among Wachovia Commercial Mortgage Securities, Inc., Wachovia Bank, National Association, Wachovia Capital Markets, LLC, Countrywide Securities Corporation, Credit Suisse First Boston LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Greenwich Capital Markets, Inc.

(4.1) Pooling and Servicing Agreement, dated as of May 1, 2005, among Wachovia Commercial Mortgage Securities, Inc., as depositor, Wachovia Bank, National Association, as master servicer, GMAC Commercial Mortgage Corporation, as special servicer, LaSalle Bank National Association, as trustee, and ABN AMRO Bank N.V., as fiscal agent.

(99.1) Mortgage Loan Purchase Agreement, dated as of May 1, 2005, between Wachovia Commercial Mortgage Securities, Inc. and Wachovia Bank, National Association.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   WACHOVIA COMMERCIAL MORTGAGE
                                     SECURITIES, INC.


                                   By: /s/   William J. Cohane
                                       ---------------------------------------
                                       Name:   William J. Cohane
                                       Title:  Managing Director

Date:  May 25, 2005